Presentation Title Project Gibraltar — Company Proposal 1 November 2020 CONFIDENTIAL W:\Restructuring\Co-Active\Peabody Energy\Project Gibraltar\Presentation\2020.11.01 - Proposal Comparisons\2020.11.01 - Proposal Comparison_v16.pptx Time Stamp : 9 March 2017 10:42:26 Exhibit 99.2

Peabody COMPANY PROPOSAL

Proposal Comparison — Surety Resolution

The tables below and on the following pages summarize the key terms of (i) the Company's initial proposal for a comprehensive exchange transaction and surety resolution, as presented on October 14, 2020, (ii) the RCF Lenders and 2022 Noteholders' joint counterproposal received on November 1, 2020, and (iii) the Company's counterproposal

		Company Proposal (10.14)	Creditor Proposal (11.01)	Company Counterproposal (11.01)
Surety Resolution	Standstill Period	• Sureties to agree to the following terms / restrictions until December 31, 2025: – Not to demand additional collateral on the existing surety bonds or new bonds after issuance – Not to draw on letters of credit posted for the benefit of the sureties – Not to cancel, or attempt to cancel, any existing surety bond	• Agreed	• Agreed
	Incremental Collateral	• $100 million of total additional collateral posted at closing • Second liens on certain equipment at closing (fair market value of ~$200 million) • $25 million of incremental collateral provided per annum, plus the following amounts: – $0.20/ton per annum for each $100 million of TTM free cash flow, posted on a quarterly basis – Subject to compliance with debt covenants, 25% of any excess cash following the required application of net proceeds from certain asset sales (greater than $10 million)	• **$75** million of total additional collateral posted at closing • Agreed on second liens, but **second liens on equipment collateral to be silent** • **Dollar-for-dollar paydown whenever incremental collateral is posted to sureties will be shared pro rata based on principal balance of debt between the RemainCo Term Loan and the New Extended Maturity Notes**	• **$100** million of total additional collateral posted at closing • Agreed on second liens which will be silent • **No debt paydown for New RemainCo Term Loan and/or New Extended Maturity Notes associated with incremental collateral provided to sureties post-closing** • $25 million of incremental collateral provided per annum, plus the following amounts: – $0.20/ton per annum for each $100 million of TTM free cash flow, posted on a quarterly basis – Subject to compliance with debt covenants, 25% of any excess cash following the required application of net proceeds from certain asset sales (greater than $10 million)
	Other Terms	• Peabody to forego any future dividends or share repurchases during the standstill period, unless otherwise agreed • Sureties not to increase premiums on any existing surety bonds or new bonds by more than 25% post-closing	• **Exchange contingent on a surety resolution that is acceptable to both the RCF Lenders and 2022 Noteholders** • Peabody to forego any future dividends or share repurchases during the standstill period, unless otherwise agreed	• Peabody to forego any future dividends or share repurchases during the standstill period, unless otherwise agreed • **Minimum surety participation of 98%**

LAZARD
JONES DAY
1

Company Proposal (10.14) Creditor Proposal (11.01) Company Counterproposal (11.01) RCF Exchange Exchange Offer Offer to: (i) Exchange $219 million of RCF commitments at an exchange price of 80% for $175 million of New Structurally Senior Term Loans, and (ii) Extend the maturity of the remaining ~$321 million of RCF commitments at par to March 31, 2025 Removal of the “springing maturity” Offer to: (i) Exchange $206 million of funded RCF commitments at an exchange price of par for $206 million of New Structurally Senior Term Loans issued by Wilpinjong All LCs to stay at RemainCo Exchange the remaining $334 million of RCF commitments into a New RemainCo Term Loan due September 17, 2023 Prefunded Synthetic LC Facility to be created in the amount of any LCs outstanding as of the close of the transaction Removal of the “springing maturity” Upon closing, $77.25 million to be used to provide a paydown of the New RemainCo Term Loan at par Minimum RCF Lender participation of 100% Offer to: (i) Exchange $242 million of funded RCF commitments at an exchange price of 85% for $206 million of New Structurally Senior Term Loans Agreed on LCs to stay at RemainCo (ii) Exchange the remaining $298 million of RCF commitments into a New RemainCo Term Loan due March 31, 2025 Prefunded Synthetic LC Facility to be created in the amount of any LCs outstanding as of the close of the transaction Removal of the “springing maturity” No New RemainCo Term Loan paydown at close Agreed on 100% minimum RCF Lender participation Treatment of Stub RCF Same as existing RCF 2020 Stub RCF to be paid in full at maturity Agreed Fees None 200bps cash exchange fee for all debt exchanged to Wilpinjong 200bps cash amendment fee for all RCF debt at RemainCo after the exchange transaction Same, but 50bps Proposal Comparison — RCF Exchange Company Proposal Project Gibraltar — Company Proposal 2

Proposal Comparison — 2022 Notes Exchange Company Proposal Project Gibraltar — Company Proposal Company Proposal (10.14) Creditor Proposal (11.01) Company Counterproposal (11.01) 2022 Notes Exchange Exchange Offer Offer to exchange: (i) $219 million of 2022 Notes at an exchange price of 80% for $175 million of New Structurally Senior Notes (ii) $240 million of 2022 Notes at par for a like amount of New Extended Maturity Notes due 2025 Minimum 2022 Noteholder participation of 95% Participating Noteholders to provide exit consents to strip all covenants and release liens Offer to exchange: (i) $194 million of 2022 Notes at an exchange price of par for $194 million of New Structurally Senior Notes (ii) Up to $265 million of 2022 Notes at par for a like amount of New Extended Maturity Notes due 2023 Upon closing, $72.75 million to be used to repurchase a portion of the exchanged 2022 Notes at par Minimum 2022 Noteholder participation of 95% Offer to exchange: (i) $228 million of 2022 Notes at an exchange price of 85% for $194 million of New Structurally Senior Notes (ii) $231 million of 2022 Notes at par for a like amount of New Extended Maturity Notes due 2025 No cash paydown at close Agreed on 95% minimum 2022 Noteholder participation Fees None 200bps cash exchange fee for all 2022 Notes exchanged to Wilpinjong 200bps cash consent fee for all New Extended Maturity Notes Early consent consideration to be discussed Same, but 50bps Non-Participating 2022 Noteholders Removal of all liens and covenants under the 2022 Notes Indenture Structural subordination relative to all assets of PEC credit group and unrestricted subsidiaries holding Wilpinjong equity Removal of all liens and covenants under the 2022 Notes Indenture 2022 Notes not exchanged to be repaid in full upon scheduled maturity Agreed on removal of all liens and covenants under the 2022 Notes Indenture 3

Peabody
COMPANY PROPOSAL

Proposal Comparison — Key Terms of New Structurally Senior Debt

New Structurally Senior Debt

	Company Proposal (10.14)	Creditor Proposal (11.01)	Company Counterproposal (11.01)
Amount	• $350 million	• **$400** million	• Agreed
Interest Rate	• 7.5% per annum, payable quarterly in cash	• **12%** per annum, payable quarterly in cash	• **7.125%** per annum, payable quarterly in cash
Amortization / ECF Sweep	• No fixed amortization • ECF sweep shared pro-rata between the New Structurally Senior Notes and the New Structurally Senior Term Loans: – NewCo Issuer's Net Leverage ≥ 1.50x: 75% ECF sweep – NewCo Issuer's Net Leverage < 1.50x: 50% ECF sweep	• **1.25% quarterly mandatory amortization payments** • **100%** ECF sweep **and 100% of net cash proceeds from asset sales and casualty events to pay debt at Wilpinjong**, shared pro-rata **based on principal balance of debt** between the New Structurally Senior Notes and the New Structurally Senior Term Loans	• **No** fixed amortization payments • Agreed on ECF sweep and use of asset sale / casualty event proceeds
Maturity	• October 15, 2025	• **September 17, 2023**	• **March 31, 2025**
Collateral	• Structural seniority on U-Sub's assets via subsidiary stock pledges	• Pledge by Wilpinjong HoldCo of 100% of Wilpinjong Equity – Subject to continued due diligence regarding direct lien grant and/or guarantee by Wilpinjong Subsidiary – To the extent a direct lien grant or guarantee is prohibited, include a springing lien grant and/or guarantee upon the termination of such prohibition	• Agreed
Call Protection	• None	• NC2 / 106 (3 months) / Par (3 months), subject to specified carve-outs • Additional make-whole such as a fee or special call in an event of default	• **NC1 / 103.5 / 101 / par thereafter** • **No make-whole or special call in event of default**

LAZARD
JONES DAY
4

Company Proposal (10.14) Creditor Proposal (11.01) Company Counterproposal (11.01) New Structurally Senior Debt Voting Thresholds N/A Voting thresholds substantially consistent with existing Credit Agreement / Indenture as appropriate Agreed Covenants Restricted Payments: To be negotiated Permitted Indebtedness / Liens: Other debt / liens covenants to be negotiated Financial Maintenance Covenants: None Financial Covenants: Minimum DSCR: 1.5x at Wilpinjong, starting in Q3’21 Minimum Liquidity: $50 million MFN on any financial covenants to other lenders Permitted Indebtedness: No additional debt nor any liens at the issuer or any subsidiaries, including Wilpinjong OpCo Investments / Restricted Payments: No baskets for Investment / Restricted Payments (other than for the Management Fee to RemainCo) from the Wilpinjong Subsidiary under the New Credit Agreement / New Indenture Restrict all subsidiaries and eliminate the ability to designate new subsidiaries as unrestricted Asset sale, merger and other high-yield covenants with baskets and exceptions to be agreed Financial Covenants: None Permitted Indebtedness: No additional pari passu or senior debt nor any liens (other than de minimis liens to be negotiated) at the issuer or any subsidiaries, including Wilpinjong OpCo Junior / unsecured debt baskets to be negotiated Investments / Restricted Payments: Agreed,1 but de minimis baskets to be negotiated Agreed on restriction of all subsidiaries and no ability to designate subsidiaries as unrestricted Asset sale, merger and other high-yield covenants with baskets and exceptions to be agreed Proposal Comparison — Key Terms of New Structurally Senior Debt (cont’d) Company Proposal Project Gibraltar — Company Proposal 1.For the avoidance of doubt, the Management Fee shall be inclusive of any tax sharing payments. 5

Peabody
COMPANY PROPOSAL

Proposal Comparison — Key Terms of New RemainCo Term Loan

New RemainCo Term Loan

	Company Proposal (10.14)	Creditor Proposal (11.01)	Company Counterproposal (11.01)
Interest Rate	• Same as existing RCF	• L+725bps cash per annum – 100bps LIBOR Floor • 7.25% PIK per annum	• Same as existing RCF
Prefunded Synthetic LC Facility Fees	• Same as existing RCF	• Interest Rate: L+7.25% cash (100bps LIBOR Floor), 7.25% PIK per annum • Fronting Fee: 0.25% per annum • Additional Customary Administrative Fees to be paid by Borrower to individual LC issuer	• Same as existing RCF
LC Limit	• Same as existing RCF	• LC capacity under the RCF limited to the current amount outstanding at transaction close – No LCs permitted on new projects or exposure	• Agreed on maximum LC capacity determined based on amount outstanding at closing – Maximum capacity to be fixed through maturity, and any LCs that roll off or expire will not result in a reduction in capacity; Company to have ability to issue new LCs to the extent existing LCs roll off or expire
Maturity	• March 31, 2025	• September 17, 2023	• March 31, 2025
Additional Collateral	• N/A	• Second lien in Wilpinjong collateral • Pledge of unencumbered 35% of first-tier foreign equity • Priority lien on existing collateral and additional material property previously excluded from collateral (subject to due diligence) – Same provision for guarantees	• Agreed on second lien in Wilpinjong collateral • Agreed on pledge of the 35% unencumbered first-tier foreign equity subject to tax diligence • Agreed on granting liens on any collateral that currently does not have a perfected lien, subject to: – Reasonable thresholds to be discussed – No liens on any assets that currently do not constitute collateral • Additional collateral / liens to be provided equally to existing Term Loan and 2025 Notes[1]
Call Protection	• N/A	• NC2 / 106 (3 months) / Par (3 months), subject to specified carve-outs • Additional make-whole such as a fee or special call in an event of default	• No call protection

1. Parity treatment required under existing intercreditor agreement.

LAZARD
JONES DAY
6

Company Proposal (10.14) Creditor Proposal (11.01) Company Counterproposal (11.01) New RemainCo Term Loan Covenants Removal of First Lien Leverage Ratio maintenance covenant Removal of qualified opinion trigger for Event of Default Closing of substantially all Permitted Investment and Restricted Payment baskets; de minimis exceptions to be negotiated Financial Maintenance Covenants: 1L Net Leverage covenant suspended until 12/31/2021, replaced with a $300 million minimum liquidity covenant at RemainCo 1L Net Leverage Covenant to be reinstated at 6.0x as of Q1’22 1L Net Leverage Covenant to be based off New Credit Agreement EBITDA Minimum DSCR: 1.0x at RemainCo starting in Q4’21 MFN on any financial covenants offered to other lenders New RemainCo Term Loan holders will benefit from financial maintenance covenants, but New Extended Maturity Notes holders will share pro rata in any consent fee, paydown or future collateral received on account of any financial maintenance covenant waiver, consent, forbearance, or amendment Investment / Restricted Payments Covenants: Close all Investment and Restricted Payment baskets under the New Credit Agreement Restrict all subsidiaries and eliminate the ability to designate new subsidiaries as unrestricted Eliminate reinvestment rights on sale proceeds in New Credit Agreement All sale proceeds must pay off New RemainCo Term Loan and New Extended Maturity Notes at RemainCo pro rata based on principal balance of debt Other Covenants: On existing asset sale definition, eliminate threshold and exceptions to application of covenant To discuss issuance of additional Priority Lien Debt to holders of Wilpinjong debt if the Wilpinjong subsidiaries fail to meet certain performance thresholds Limit indebtedness extended by a Loan Party to a non-Loan Party, even if evidenced by a promissory note No non-cash consideration with respect to asset sales proceeds Other document terms/changes to be agreed Financial Maintenance Covenants: None Investment / Restricted Payments Covenants: Agreed on Investments / Restricted Payments and ability to designate new unrestricted subsidiaries, but de minimis exceptions to be negotiated Asset Sale Provisions: No change to mandatory asset sale provisions, reinvestment rights, etc. Other Covenants Reject all proposed1 changes Proposal Comparison — Key Terms of New RemainCo Term Loan (cont’d) Company Proposal Project Gibraltar — Company Proposal Flexibility of existing Loan Party to non-Loan Party indebtedness necessary to provide funding mechanism for the Company's Australian entities. 7

Company Proposal (10.14) Creditor Proposal (11.01) Company Counterproposal (11.01) New RemainCo Term Loan ECF Sweep N/A 100% ECF Sweep to be shared pro rata based on principal amount of debt between New RemainCo Term Loan and New Extended Maturity Notes Definition of Excess Cash Flow to be discussed incorporating additional collateral payments to sureties and current Credit Agreement ECF Sweep No ECF Sweep given commitments to Term Loan Lenders and sureties New RemainCo Term Loan Paydown N/A The New RemainCo Term Loan and New Extended Maturity Notes shall share pro rata based on principal balance of debt in a dollar-for-dollar paydown whenever incremental collateral is posted to sureties as agreed to in any surety settlement In September 2021 or upon earlier payment thereof, the New RemainCo Term Loan shall receive a principal paydown equivalent to the principal amount of 2022 Notes that are not exchanged as part of the original transaction No mandatory principal paydown at closing or in the future Other Terms N/A Definition of New Credit Agreement EBITDA: to match financial statement definition of EBITDA To discuss with Company Voting Thresholds: Substantially consistent with existing Credit Agreement Definition of New Credit Agreement EBITDA: No change to existing definition Agreed on voting thresholds Proposal Comparison — Key Terms of New RemainCo Term Loan (cont’d) Company Proposal Project Gibraltar — Company Proposal 8

Company Proposal (10.14) Creditor Proposal (11.01) Company Counterproposal (11.01) New Extended Maturity Notes Interest Rate Same as existing 2022 Notes L+725bps cash per annum 100bps LIBOR Floor 7.25% PIK per annum Same as existing 2022 Notes Maturity March 31, 2025 September 17, 2023 March 31, 2025 Additional Collateral N/A Second lien in Wilpinjong collateral Pledge of unencumbered 35% of first-tier foreign equity Priority lien on existing collateral and additional material property previously excluded from collateral (subject to due diligence) Same provision for guarantees Agreed on second lien in Wilpinjong collateral Agreed on pledge of the 35% unencumbered first-tier foreign equity subject to tax diligence Agreed on granting liens on any collateral that currently does not have a perfected lien, subject to: Reasonable thresholds to be discussed No liens on any assets that currently do not constitute collateral Additional collateral / liens to be provided equally to existing Term Loan and 2025 Notes1 Call Protection N/A NC2 / 106 (3 months) / Par (3 months), subject to specified carve-outs Additional make-whole such as a fee or special call in an event of default No call protection Amortization / ECF Sweep N/A 100% ECF Sweep to be shared pro rata based on principal amount of debt between New RemainCo Term Loan and New Extended Maturity Notes Definition of Excess Cash Flow to be discussed incorporating additional collateral payments to sureties and current Credit Agreement ECF Sweep No fixed amortization No ECF Sweep given commitments to Term Loan Lenders and sureties Proposal Comparison — Key Terms of New Extended Maturity Notes Company Proposal Project Gibraltar — Company Proposal Parity treatment required under existing intercreditor agreement. 9

Company Proposal (10.14) Creditor Proposal (11.01) Company Counterproposal (11.01) New Extended Maturity Notes Other Terms All other terms substantially similar to existing 2022 Notes provided, however, substantially all Restricted Payment and Permitted Investment capacity will be closed; de minimis exceptions to be negotiated Covenants: To receive the same rights/treatment as the New RemainCo Term Loan with respect to all covenants and other mandatory prepayments New RemainCo Term Loan holders will benefit from financial maintenance covenants, but New Extended Maturity Notes holders will share pro rata in any consent fee, paydown or future collateral received on account of any financial maintenance covenant waiver, consent, forbearance, or amendment Definition of New Credit Agreement EBITDA: to match financial statement definition of EBITDA To discuss with Company Voting Thresholds: Two-thirds for amendments and 75% to change collateral Consent consideration must be paid to all holders, and exchange offers must be open to all Financial Maintenance Covenants: None Definition of New Credit Agreement EBITDA: No change to existing definition Voting Thresholds: Agreed, but consent consideration to be paid only to consenting holders Proposal Comparison — Key Terms of New Extended Maturity Notes (cont’d) Company Proposal Project Gibraltar — Company Proposal 10

Company Proposal (10.14) Creditor Proposal (11.01) Company Counterproposal (11.01) Other Terms Professional Fee Expenses N/A Company to pay RCF Lenders’ and 2022 Noteholders’ professional fees (including Australian counsel) as detailed in their Engagement Letters with the Lenders/Noteholders Agree, but subject to negotiation of PJT’s engagement letter Due Diligence N/A All transactions are contingent upon legal and business due diligence acceptable in all respects to advisors to the 2022 Noteholders and RCF Lenders, in each case in their sole discretion, regarding, among other things, Wilpinjong transfer transactions and exchange transaction Agreed, but no diligence out in transaction support agreement upon signing Definitive Documents N/A All transactions are subject to definitive transaction documents acceptable in all respects to the 2022 Noteholders and RCF Lenders, in each case in their sole discretion Agreed Company to have blanket fiduciary out Indemnity N/A Transaction documents to contain indemnification of exchange participants by all Company entities acceptable to 2022 Noteholders and RCF Lenders Agreed Releases N/A N/A Transaction documents to contain customary mutual releases, including releases of directors and officers Proposal Comparison — Other Terms Company Proposal Project Gibraltar — Company Proposal 11

Disclaimer Project Gibraltar — Company Proposal CONFIDENTIAL The information herein has been prepared by Lazard and Jones Day (collectively, “we”) based upon information supplied by Peabody Energy Corporation (“Peabody” or the “Company”) or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or any other entity, or concerning solvency or fair value of the Company or any other entity. With respect to financial forecasts, we have assumed that they have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. Lazard is acting as investment banker to the Company, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice.